ING Equity Trust
ING Fundamental Research Fund
Supplement dated July 20, 2007
to the Class A, Class B, Class C and Class M
and the Class I and Class Q
Prospectuses dated September 30, 2006
IMPORTANT NOTICE REGARDING CHANGE
IN INVESTMENT STRATEGY
     Effective September 28, 2007 the Class A, Class B, Class C, and Class M and the Class I and Class Q Prospectuses are supplemented to reflect the following:
1)	The first paragraph of the section entitled “ING Fundamental Research Fund Principal Investment Strategies” on page 10 of the Class A, Class B, Class C and Class M Prospectus and on page 8 of the Class I and Q Prospectus is deleted in its entirety and replaced with the following:
The Fund normally invests at least 65% of its total assets in a diversified portfolio of common stocks.
2)	The second paragraph of the section entitled “ING Fundamental Research Fund Principal Investment Strategies” on page 10 of the Class A, Class B, Class C and Class M Prospectus and on page 8 of the Class I and Q Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to invest in common stocks that the Sub-Adviser believes have significant potential for capital appreciation. The Fund may also invest in securities convertible into common stock, exchange-traded funds (“ETFs”), initial public offerings (“IPOs”) and derivative instruments.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE